UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 9, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) ( Pennsylvania ) Two North Ninth Street Allentown , PA 18101-1179 (610) 774-5151	23-2758192
1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) ( Kentucky ) 220 West Main Street Louisville , KY 40202-1377 (502) 627-2000	61-0264150
1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) ( Kentucky and Virginia) One Quality Street Lexington , KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange
Junior Subordinated Notes of PPL Capital Funding, Inc. 2007 Series A due 2067	PPL/67	New York Stock Exchange
Indicate
by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule

12b-2

of the Securities Exchange Act of 1934

(§240.12b-2

of this chapter).

☐	PPL Corporation

☐	Louisville Gas and Electric Company

☐	Kentucky Utilities Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation

☐	Louisville Gas and Electric Company

☐	Kentucky Utilities Company

Section 8 – Other Events

Item 8.01 Other Events
Louisville Gas and Electric Company
On March 9, 2023, Louisville Gas and Electric Company (“LG&E”) entered into an underwriting agreement (the “LG&E Underwriting Agreement”) with Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the offering and sale by LG&E of $400 million of 5.450% First Mortgage Bonds due 2033 (the “LG&E Bonds”). LG&E expects to issue the LG&E Bonds on or about March 20, 2023. The LG&E Bonds are due April 15, 2033, subject to early redemption. LG&E intends to use the net proceeds from the sale of the LG&E Bonds to repay debt and for general corporate purposes.
The LG&E Bonds were offered under LG&E’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration
No. 333-253290-02).
A copy of the LG&E Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.
Kentucky Utilities Company
On March 9, 2023, Kentucky Utilities Company (“KU”) entered into an underwriting agreement (the “KU Underwriting Agreement”) with Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the offering and sale by KU of $400 million of 5.450% First Mortgage Bonds due 2033 (the “KU Bonds”). KU expects to issue the KU Bonds on or about March 20, 2023. The KU Bonds are due April 15, 2033, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds to repay debt and for general corporate purposes.
The KU Bonds were offered under KU’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration Statement
No. 333-253290-01).
A copy of the KU Underwriting Agreement is attached as Exhibit 1(b) to this report and incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

	1(a)	Underwriting Agreement, dated March 9, 2023, among Louisville Gas and Electric Company and Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

	1(b)	Underwriting Agreement, dated March 9, 2023, among Kentucky Utilities Company and Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

	104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President - Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett
Vice President - Finance and Accounting
Dated: March 9, 2023